UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 29, 2004

THE BRICKMAN GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	23-2949247
(State of incorporation)	(I.R.S. Employer Identification No.)

375 South Flowers Mill Road
Langhorne, Pennsylvania	19047
(Address of Principal Executive Offices)	(Zip Code)

(215) 757-9400

(Registrant’s Telephone Number, Including Area Code)

ITEM 12. Results of Operations and Financial Condition

On March 29, 2004, the Registrant issued its earnings release for the quarter and year ended December 31, 2003. The earnings release is attached to this report as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

The Brickman Group, Ltd.
(Registrant)

Date: March 29, 2004

/s/ Charles B. Silcox
Chief Financial Officer